                                   EXHIBIT 2
                                   ---------

                       RESOLUTION OF SIGNATURE AUTHORITY
                               FOR JAMES T. BECK

This Resolution is formed and entered into as of the 1st day of May, 2000, by and among James T. Beck ("Beck"), Mayfield Associates Fund, a California limited partnership ("Associates"), Mayfield Associates Fund II, a California limited partnership ("Associates II"), Mayfield Associates Fund III, a California limited partnership ("Associates III"), Mayfield Associates Fund IV, a Delaware limited partnership ("Associates IV"), Mayfield Associates Fund V, a Delaware limited partnership ("Associates V"), Mayfield Associates Fund VI, a Delaware limited partnership ("Associates VI"), Mayfield III, a California limited partnership ("Mayfield III"), Mayfield IV, a California limited partnership ("Mayfield IV"), Mayfield V, a California limited partnership ("Mayfield V"), Mayfield VI Investment Partners, a California limited partnership ("Mayfield VI"), Mayfield VII, a California limited partnership ("Mayfield VII"), Mayfield VIII, a California limited partnership ("Mayfield VIII"), Mayfield IX, a Delaware limited partnership ("Mayfield IX"), Mayfield X, a Delaware limited partnership ("Mayfield X"), Mayfield XI, a Delaware limited partnership ("Mayfield XI"), Mayfield XI Qualified, a Delaware limited partnership ("Mayfield XI Qualified"), Mayfield Software Partners, a California partnership ("Mayfield Software Partners"), Mayfield Software Technology Partners, a California partnership ("Mayfield Software Technology Partners"), Mayfield Medical Partners, a California partnership ("Mayfield Medical Partners"), Mayfield Medical Partners 1992, a California partnership ("Mayfield Medical Partners 1992"), Mayfield V Management Partners, a California limited partnership ("Mayfield V Management"), Mayfield VI Management Partners, a California limited partnership ("Mayfield VI Management"), Mayfield VII Management Partners, a California limited partnership ("Mayfield VII Management"), Mayfield VIII Management, L.L.C., a Delaware limited liability company ("Mayfield VIII Management"), Mayfield IX Management, L.L.C., a Delaware limited liability company ("Mayfield IX Management"), Mayfield X Management, L.L.C., a Delaware limited liability company ("Mayfield X Management"), Mayfield XI Management, L.L.C., a Delaware limited liability company ("Mayfield XI Management"), Mayfield Principals Fund, L.L.C., a Delaware limited liability company ("Mayfield Principals Fund"), Mayfield Principals Fund II, L.L.C., a Delaware limited liability company ("Mayfield Principals Fund II"), MF Partners, a California partnership ("MF Partners"), Mayfield Partners, a California partnership ("Mayfield Partners"), Mayfield '94 Partners, a California limited partnership ("Mayfield '94 Partners"), Mayfield '96 Partners, a California limited partnership ("Mayfield '96 Partners'), Valley Partners I, a California partnership ("Valley Partners I"), Valley Partners II, a California partnership ("Valley Partners II"), Valley Partners III, a California partnership ("Valley Partners III"), and MUHL Partners, a California partnership ("MUHL Partners") (with Associates, Associates II, Associates III, Associates IV, Associates V, Associates VI, Mayfield III, Mayfield IV, Mayfield V, Mayfield VI, Mayfield VII, Mayfield VIII, Mayfield IX, Mayfield X, Mayfield XI, Mayfield XI Qualified, Mayfield Software Partners, Mayfield Software Technology Partners, Mayfield Medical Partners, Mayfield Medical Partners 1992, Mayfield V Management, Mayfield VI Management, Mayfield VII Management, Mayfield VIII Management, Mayfield IX Management, Mayfield X Management, Mayfield XI Management, Mayfield Principals Fund,

                             Page 21 of 38 pages.

Mayfield Principals Fund II, MF Partners, Mayfield Partners, Mayfield '94 Partners, Mayfield '96 Partners, Valley Partners I, Valley Partners II, Valley Partners III, and MUHL Partners being hereinafter collectively referred to as the "Mayfield Entities"), and Mayfield Fund, L.L.C., a Delaware limited liability company (the "Company"), the service company with respect to the Mayfield Entities.

                                   WITNESSETH

WHEREAS:  The Company and the General Partners of the Mayfield Entities desire
-------
to empower the Controller of the Company, Beck, to take certain actions and to execute certain documents on behalf of the Company and the Mayfield Entities;

RESOLVED:  Beck is authorized and empowered to open and maintain bank accounts,
--------
to deposit or withdrawal funds, to execute checks, and to take to any actions and execute any appropriate documents in connection therewith on behalf of the Company and the Mayfield Entities;

RESOLVED FURTHER:  That Beck is authorized and empowered to take all other
----------------
actions and execute all other documents necessary or appropriate to the day-to-day management of the Company and the Mayfield Entities, and to appoint Beck signing singly, as true and lawful attorney-in-fact to:

1. Execute for and on behalf of the undersigned, forms (including any amendments or supplements) relating to transactions in securities in which the undersigned may have a reporting obligation, in accordance with Section 16(a) or
Section 13 of the Securities Exchange Act of 1934 and the rules thereunder and in connection with any applications for EDGAR access codes;

2. Do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete the execution of any such forms and the filing of such forms with the United States Securities and Exchange Commission and any other authority;

3. Take any other action on connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in his discretion.

The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as such attorney-in-fact might or could do if personally present, hereby ratifying and confirming all that such attorney-in-fact shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming

                             Page 22 of 38 pages.

any of the undersigned's responsibilities to comply with Section 16(a) or
Section 13 of the Securities Exchange Act of 1934.

     IN WITNESS WHEREOF, the parties hereto have caused this Resolution to be executed as of the date first above written.


    /s/ James T. Beck
-----------------------------
James T. Beck

MAYFIELD FUND, L.L.C.
A DELAWARE LIMITED LIABILITY
COMPANY


By:    /s/ Yogen K. Dalal
   --------------------------
        Managing Member


MAYFIELD ASSOCIATES FUND,
A CALIFORNIA LIMITED PARTNERSHIP


By: /s/ A. Grant Heidrich, III
   ---------------------------
          General Partner


MAYFIELD ASSOCIATES FUND II,
A CALIFORNIA LIMITED PARTNERSHIP


By: /s/ A. Grant Heidrich, III
   ---------------------------
         General Partner


MAYFIELD XI QUALIFIED,
A DELAWARE LIMITED PARTNERSHIP

By:  MAYFIELD XI MANAGEMENT, L.L.C.,
A DELAWARE LIMITED LIABILITY COMPANY
Its General Partner


By:    /s/ Yogen K. Dalal
   --------------------------
         Managing Member


MAYFIELD SOFTWARE PARTNERS,
A CALIFORNIA PARTNERSHIP

By:  MAYFIELD VI INVESTMENT PARTNERS,
A CALIFORNIA LIMITED PARTNERSHIP
Its General Partner

By:  MAYFIELD VI MANAGEMENT PARTNERS,
A CALIFORNIA LIMITED PARTNERSHIP
General Partner of Mayfield VI Investment
Partners


By: /s/ F. Gibson Myers, Jr.
   --------------------------
        General Partner

                             Page 23 of 38 pages.

MAYFIELD SOFTWARE TECHNOLOGY PARTNERS,
A CALIFORNIA PARTNERSHIP

By:  MAYFIELD VI INVESTMENT PARTNERS,
A CALIFORNIA LIMITED PARTNERSHIP
Its General Partner

By:  MAYFIELD VI MANAGEMENT PARTNERS,
A CALIFORNIA LIMITED PARTNERSHIP
General Partner of Mayfield VI Investment Partners

By:   /s/ F. Gibson Myers, Jr.
   -----------------------------
         General Partner

MAYFIELD MEDICAL PARTNERS,
A CALIFORNIA PARTNERSHIP

By:  MAYFIELD VI INVESTMENT PARTNERS,
A CALIFORNIA LIMITED PARTNERSHIP
Its General Partner

By:  MAYFIELD VI MANAGEMENT PARTNERS,
A CALIFORNIA LIMITED PARTNERSHIP
General Partner of Mayfield VI Investment Partners


By:   /s/ F. Gibson Myers, Jr.
   -----------------------------
          General Partner


MAYFIELD MEDICAL PARTNERS 1992,
A CALIFORNIA PARTNERSHIP

By:  MAYFIELD VII,
A CALIFORNIA LIMITED PARTNERSHIP
Its General Partner

By:  MAYFIELD VII MANAGEMENT PARTNERS,
A CALIFORNIA LIMITED PARTNERSHIP
General Partner of Mayfield VII


By:   /s/ F. Gibson Myers, Jr.
   -----------------------------
          General Partner


MAYFIELD V MANAGEMENT PARTNERS,
A CALIFORNIA LIMITED PARTNERSHIP


By:   /s/ F. Gibson Myers, Jr.
   -----------------------------
         General Partner


MAYFIELD VI MANAGEMENT PARTNERS,
A CALIFORNIA LIMITED PARTNERSHIP


By:   /s/ F. Gibson Myers, Jr.
   -----------------------------
          General Partner


                             Page 24 of 38 pages.

MAYFIELD VII MANAGEMENT PARTNERS,
A CALIFORNIA LIMITED PARTNERSHIP


By:   /s/ F. Gibson Myers, Jr.
   -----------------------------
         General Partner


MAYFIELD VIII MANAGEMENT, L.L.C.,
A DELAWARE LIMITED LIABILITY COMPANY


By:   /s/ Yogen K. Dalal
   -----------------------
       Managing Member


MAYFIELD IX MANAGEMENT, L.L.C.,
A DELAWARE LIMITED LIABILITY
COMPANY


By:  /s/ Yogen K. Dalal
   -----------------------
      Managing Member


MAYFIELD X MANAGEMENT, L.L.C.,
A DELAWARE LIMITED LIABILITY
COMPANY


By:  /s/ Yogen K. Dalal
   -----------------------
      Managing Member


MAYFIELD PRINCIPALS FUND, L.L.C.,
A DELAWARE LIMITED LIABILITY COMPANY

By:  MAYFIELD X MANAGEMENT, L.L.C.,
A DELAWARE LIMITED LIABILITY COMPANY
Its General Partner


By:   /s/ Yogen K. Dalal
   -----------------------
       Managing Member


MAYFIELD PRINCIPALS FUND II, L.L.C.,
A DELAWARE LIMITED LIABILITY COMPANY

By:  MAYFIELD XI MANAGEMENT, L.L.C.,
A DELAWARE LIMITED LIABILITY COMPANY
Its General Partner


By:   /s/ Yogen K. Dalal
   -----------------------
       Managing Member


MAYFIELD PARTNERS,
A CALIFORNIA PARTNERSHIP


By:     /s/ F. Gibson Myers, Jr.
   -----------------------------
           General Partner


                             Page 25 of 38 pages.

MAYFIELD '94 PARTNERS,
A CALIFORNIA LIMITED PARTNERSHIP



By:   /s/ F. Gibson Myers, Jr.
   -----------------------------
          General Partner


MAYFIELD '96 PARTNERS,
A CALIFORNIA LIMITED PARTNERSHIP


By:   /s/ F. Gibson Myers, Jr.
   -----------------------------
         General Partner


MF PARTNERS,
A CALIFORNIA PARTNERSHIP


By:   /s/ F. Gibson Myers, Jr.
   -----------------------------
         General Partner


MUHL PARTNERS,
A CALIFORNIA PARTNERSHIP


By:   /s/ F. Gibson Myers, Jr.
   -----------------------------
         General Partner


VALLEY PARTNERS,
A CALIFORNIA PARTNERSHIP


By:   /s/ F. Gibson Myers, Jr.
   -----------------------------
          General Partner



VALLEY PARTNERS II,
A CALIFORNIA PARTNERSHIP


By:   /s/ F. Gibson Myers, Jr.
   -----------------------------
         General Partner


VALLEY PARTNERS III,
A CALIFORNIA PARTNERSHIP


By:  /s/ Yogen K. Dalal
   -----------------------
      General Partner


MAYFIELD ASSOCIATES FUND III,
A CALIFORNIA LIMITED PARTNERSHIP

By:  MAYFIELD VIII MANAGEMENT, L.L.C.,
A DELAWARE LIMITED LIABILITY COMPANY
Its General Partner


By:   /s/ Yogen K. Dalal
   -----------------------
       Managing Member


MAYFIELD ASSOCIATES FUND IV,
A DELAWARE LIMITED PARTNERSHIP

By:  MAYFIELD IX MANAGEMENT, L.L.C.,
A DELAWARE LIMITED LIABILITY COMPANY
Its General Partner


By:   /s/ Yogen K. Dalal
   -----------------------
       Managing Member

                             Page 26 of 38 pages.

MAYFIELD ASSOCIATES FUND V,
A DELAWARE LIMITED PARTNERSHIP

By:  MAYFIELD X MANAGEMENT, L.L.C.,
A DELAWARE LIMITED LIABILITY COMPANY
Its General Partner


By:   /s/ Yogen K. Dalal
   -----------------------
       Managing Member

MAYFIELD ASSOCIATES FUND VI,
A DELAWARE LIMITED PARTNERSHIP

By:  MAYFIELD XI MANAGEMENT, L.L.C.,
A DELAWARE LIMITED COMPANY
Its General Partner


By:   /s/ Yogen K. Dalal
   -----------------------
       Managing Member


MAYFIELD III,
A CALIFORNIA LIMITED PARTNERSHIP


By:   /s/ F. Gibson Myers, Jr.
   -----------------------------
         General Partner


MAYFIELD IV,
A CALIFORNIA LIMITED PARTNERSHIP


By:   /s/ F. Gibson Myers, Jr.
   -----------------------------
          General Partner


MAYFIELD V,
A CALIFORNIA LIMITED PARTNERSHIP

By:  MAYFIELD V MANAGEMENT PARTNERS,
A CALIFORNIA LIMITED PARTNERSHIP
Its General Partner


By:   /s/ F. Gibson Myers, Jr.
   -----------------------------
         General Partner


MAYFIELD VI INVESTMENT PARTNERS,
A CALIFORNIA LIMITED PARTNERSHIP

By:  MAYFIELD VI MANAGEMENT PARTNERS,
A CALIFORNIA LIMITED COMPANY
Its General Partner


By:   /s/ F. Gibson Myers, Jr.
   -----------------------------
         General Partner


MAYFIELD VII,
A CALIFORNIA LIMITED PARTNERSHIP

By:  MAYFIELD VII MANAGEMENT PARTNERS,
A CALIFORNIA LIMITED PARTNERSHIP
Its General Partner


By:   /s/ F. Gibson Myers, Jr.
   -----------------------------
          General Partner


                             Page 27 of 38 pages.

MAYFIELD VIII,
A CALIFORNIA LIMITED PARTNERSHIP

By:  MAYFIELD VIII MANAGEMENT, L.L.C.,
A DELAWARE LIMITED LIABILITY COMPANY
Its General Partner


By:   /s/ Yogen K. Dalal
   -----------------------
       Managing Member

MAYFIELD IX,
A DELAWARE LIMITED PARTNERSHIP

By:  MAYFIELD IX MANAGEMENT, L.L.C.,
A DELAWARE LIMITED LIABILITY COMPANY
Its General Partner


By:   /s/ Yogen K. Dalal
   -----------------------
       Managing Member


MAYFIELD X,
A DELAWARE LIMITED PARTNERSHIP

By:  MAYFIELD X MANAGEMENT, L.L.C.,
A DELAWARE LIMITED LIABILITY COMPANY
Its General Partner


By:   /s/ Yogen K. Dalal
   -----------------------
        Managing Member


MAYFIELD XI,
A DELAWARE LIMITED PARTNERSHIP

By:  MAYFIELD XI MANAGEMENT, L.L.C.,
A DELAWARE LIMITED LIABILITY COMPANY
Its General Partner


By:   /s/ Yogen K. Dalal
   -----------------------
        Managing Member


                             Page 28 of 38 pages.

                              POWER OF ATTORNEY

          For Executing Securities and Exchange Commission Filings


Known all by these present, that the undersigned hereby constitutes and appoints James T. Beck signing singly, his or her true and lawful attorney-in-fact to:

1. Execute for and on behalf of the undersigned (both in the undersigned's individual capacity and as a member of any limited liability company, a partner of any limited or general partnership, an officer, director or stockholder of any corporation or otherwise as an authorized signatory of any entity for which the undersigned is authorized to sign) forms (including any amendments or supplements) relating to transactions in securities in which the undersigned, individually or by entities controlled by Mayfield Fund and its affiliates, may have a reporting obligation, in accordance with Section 16(a) or Section 13 of the Securities Exchange Act of 1934 and the rules thereunder and in connection with any applications for EDGAR access codes;

2. Do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete the execution of any such forms and the filing of such forms with the United States Securities and Exchange Commission and any other authority;

3. Take any other action on connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in his discretion.

The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as such attorney-in-fact might or could do if personally present, hereby ratifying and confirming all that such attorney-in-fact shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Section 16(a) or Section 13 of the Securities Exchange Act of 1934.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as this 22nd day of May 2000.



                                 /s/ Yogen K. Dalal
                              ------------------------
                                   Yogen K. Dalal


                             Page 29 of 38 pages.

                               POWER OF ATTORNEY
            For Executing Securities and Exchange Commission Filings

Known all by these present, that the undersigned hereby constitutes and appoints James T. Beck signing singly, his or her true and lawful attorney-in-fact to:

1. Execute for and on behalf of the undersigned (both in the undersigned's individual capacity and as a member of any limited liability company, a partner of any limited or general partnership, an officer, director or stockholder of any corporation or otherwise as an authorized signatory of any entity for which the undersigned is authorized to sign) forms (including any amendments or supplements) relating to transactions in securities in which the undersigned, individually or by entities controlled by Mayfield Fund and its affiliates, may have a reporting obligation, in accordance with Section 16(a) or Section 13 of the Securities Exchange Act of 1934 and the rules thereunder and in connection with any applications for EDGAR access codes;

2. Do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete the execution of any such forms and the filing of such forms with the United States Securities and Exchange Commission and any other authority;

3. Take any other action on connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in his discretion.

The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as such attorney-in-fact might or could do if personally present, hereby ratifying and confirming all that such attorney-in-fact shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Section 16(a) or Section 13 of the Securities Exchange Act of 1934.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as this 22nd day of May 2000.


                                  /s/ Frank G. Myers, Jr.
                              ----------------------------
                                    Frank G. Myers, Jr.

                             Page 30 of 38 pages.

                               POWER OF ATTORNEY
            For Executing Securities and Exchange Commission Filings


Known all by these present, that the undersigned hereby constitutes and appoints James T. Beck signing singly, his or her true and lawful attorney-in-fact to:

1. Execute for and on behalf of the undersigned (both in the undersigned's individual capacity and as a member of any limited liability company, a partner of any limited or general partnership, an officer, director or stockholder of any corporation or otherwise as an authorized signatory of any entity for which the undersigned is authorized to sign) forms (including any amendments or supplements) relating to transactions in securities in which the undersigned, individually or by entities controlled by Mayfield Fund and its affiliates, may have a reporting obligation, in accordance with Section 16(a) or Section 13 of the Securities Exchange Act of 1934 and the rules thereunder and in connection with any applications for EDGAR access codes;

2. Do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete the execution of any such forms and the filing of such forms with the United States Securities and Exchange Commission and any other authority;

3. Take any other action on connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in his discretion.

The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as such attorney-in-fact might or could do if personally present, hereby ratifying and confirming all that such attorney-in-fact shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Section 16(a) or Section 13 of the Securities Exchange Act of 1934.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as this 22nd day of May 2000.

                                  /s/ Kevin A. Fong
                              -------------------------
                                    Kevin A. Fong


                             Page 31 of 38 pages.

                               POWER OF ATTORNEY
            For Executing Securities and Exchange Commission Filings


Known all by these present, that the undersigned hereby constitutes and appoints James T. Beck signing singly, his or her true and lawful attorney-in-fact to:

1. Execute for and on behalf of the undersigned (both in the undersigned's individual capacity and as a member of any limited liability company, a partner of any limited or general partnership, an officer, director or stockholder of any corporation or otherwise as an authorized signatory of any entity for which the undersigned is authorized to sign) forms (including any amendments or supplements) relating to transactions in securities in which the undersigned, individually or by entities controlled by Mayfield Fund and its affiliates, may have a reporting obligation, in accordance with Section 16(a) or Section 13 of the Securities Exchange Act of 1934 and the rules thereunder and in connection with any applications for EDGAR access codes;

2. Do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete the execution of any such forms and the filing of such forms with the United States Securities and Exchange Commission and any other authority;

3. Take any other action on connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in his discretion.

The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as such attorney-in-fact might or could do if personally present, hereby ratifying and confirming all that such attorney-in-fact shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Section 16(a) or Section 13 of the Securities Exchange Act of 1934.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as this 22nd day of May 2000.



                                 /s/ William D. Unger
                              --------------------------
                                   William D. Unger

                             Page 32 of 38 pages.

                               POWER OF ATTORNEY
            For Executing Securities and Exchange Commission Filings


Known all by these present, that the undersigned hereby constitutes and appoints James T. Beck signing singly, his or her true and lawful attorney-in-fact to:

1. Execute for and on behalf of the undersigned (both in the undersigned's individual capacity and as a member of any limited liability company, a partner of any limited or general partnership, an officer, director or stockholder of any corporation or otherwise as an authorized signatory of any entity for which the undersigned is authorized to sign) forms (including any amendments or supplements) relating to transactions in securities in which the undersigned, individually or by entities controlled by Mayfield Fund and its affiliates, may have a reporting obligation, in accordance with Section 16(a) or Section 13 of the Securities Exchange Act of 1934 and the rules thereunder and in connection with any applications for EDGAR access codes;

2. Do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete the execution of any such forms and the filing of such forms with the United States Securities and Exchange Commission and any other authority;

3. Take any other action on connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in his discretion.

The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as such attorney-in-fact might or could do if personally present, hereby ratifying and confirming all that such attorney-in-fact shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Section 16(a) or Section 13 of the Securities Exchange Act of 1934.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as this 22nd day of May 2000.



                                 /s/ Wendell G. Van Auken III
                              ---------------------------------
                                   Wendell G. Van Auken III


                             Page 33 of 38 pages.

                               POWER OF ATTORNEY
            For Executing Securities and Exchange Commission Filings


Known all by these present, that the undersigned hereby constitutes and appoints James T. Beck signing singly, his or her true and lawful attorney-in-fact to:


1. Execute for and on behalf of the undersigned (both in the undersigned's individual capacity and as a member of any limited liability company, a partner of any limited or general partnership, an officer, director or stockholder of any corporation or otherwise as an authorized signatory of any entity for which the undersigned is authorized to sign) forms (including any amendments or supplements) relating to transactions in securities in which the undersigned, individually or by entities controlled by Mayfield Fund and its affiliates, may have a reporting obligation, in accordance with Section 16(a) or Section 13 of the Securities Exchange Act of 1934 and the rules thereunder and in connection with any applications for EDGAR access codes;

2. Do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete the execution of any such forms and the filing of such forms with the United States Securities and Exchange Commission and any other authority;

3. Take any other action on connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in his discretion.

The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as such attorney-in-fact might or could do if personally present, hereby ratifying and confirming all that such attorney-in-fact shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Section 16(a) or Section 13 of the Securities Exchange Act of 1934.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as this 22nd day of May 2000.



                                 /s/ Michael J. Levinthal
                              ------------------------------
                                   Michael J. Levinthal


                             Page 34 of 38 pages.

                               POWER OF ATTORNEY
            For Executing Securities and Exchange Commission Filings


Known all by these present, that the undersigned hereby constitutes and appoints James T. Beck signing singly, his or her true and lawful attorney-in-fact to:


1. Execute for and on behalf of the undersigned (both in the undersigned's individual capacity and as a member of any limited liability company, a partner of any limited or general partnership, an officer, director or stockholder of any corporation or otherwise as an authorized signatory of any entity for which the undersigned is authorized to sign) forms (including any amendments or supplements) relating to transactions in securities in which the undersigned, individually or by entities controlled by Mayfield Fund and its affiliates, may have a reporting obligation, in accordance with Section 16(a) or Section 13 of the Securities Exchange Act of 1934 and the rules thereunder and in connection with any applications for EDGAR access codes;

2. Do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete the execution of any such forms and the filing of such forms with the United States Securities and Exchange Commission and any other authority;

3. Take any other action on connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in his discretion.

The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as such attorney-in-fact might or could do if personally present, hereby ratifying and confirming all that such attorney-in-fact shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Section 16(a) or Section 13 of the Securities Exchange Act of 1934.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as this 22nd day of May 2000.



                                 /s/ A. Grant Heidrich III
                              -------------------------------
                                   A. Grant Heidrich III


                             Page 35 of 38 pages.

                               POWER OF ATTORNEY
            For Executing Securities and Exchange Commission Filings


Known all by these present, that the undersigned hereby constitutes and appoints James T. Beck signing singly, his or her true and lawful attorney-in-fact to:

1. Execute for and on behalf of the undersigned (both in the undersigned's individual capacity and as a member of any limited liability company, a partner of any limited or general partnership, an officer, director or stockholder of any corporation or otherwise as an authorized signatory of any entity for which the undersigned is authorized to sign) forms (including any amendments or supplements) relating to transactions in securities in which the undersigned, individually or by entities controlled by Mayfield Fund and its affiliates, may have a reporting obligation, in accordance with Section 16(a) or Section 13 of the Securities Exchange Act of 1934 and the rules thereunder and in connection with any applications for EDGAR access codes;

2. Do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete the execution of any such forms and the filing of such forms with the United States Securities and Exchange Commission and any other authority;

3. Take any other action on connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in his discretion.

The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as such attorney-in-fact might or could do if personally present, hereby ratifying and confirming all that such attorney-in-fact shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Section 16(a) or Section 13 of the Securities Exchange Act of 1934.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as this 22nd day of May 2000.

                                  /s/ Wende S. Hutton
                              --------------------------
                                     Wende S. Hutton

                             Page 36 of 38 pages.

                               POWER OF ATTORNEY
            For Executing Securities and Exchange Commission Filings


Known all by these present, that the undersigned hereby constitutes and appoints James T. Beck signing singly, his or her true and lawful attorney-in-fact to:

1. Execute for and on behalf of the undersigned (both in the undersigned's individual capacity and as a member of any limited liability company, a partner of any limited or general partnership, an officer, director or stockholder of any corporation or otherwise as an authorized signatory of any entity for which the undersigned is authorized to sign) forms (including any amendments or supplements) relating to transactions in securities in which the undersigned, individually or by entities controlled by Mayfield Fund and its affiliates, may have a reporting obligation, in accordance with Section 16(a) or Section 13 of the Securities Exchange Act of 1934 and the rules thereunder and in connection with any applications for EDGAR access codes;

2. Do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete the execution of any such forms and the filing of such forms with the United States Securities and Exchange Commission and any other authority;

3. Take any other action on connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in his discretion.

The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as such attorney-in-fact might or could do if personally present, hereby ratifying and confirming all that such attorney-in-fact shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Section 16(a) or Section 13 of the Securities Exchange Act of 1934.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as this 22nd day of May 2000.



                                  /s/ Russell C. Hirsch
                              ---------------------------
                                    Russell C. Hirsch

                             Page 37 of 38 pages.